UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04024

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 6

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2011

Date of reporting period:	8/31/2011

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL CALIFORNIA MUNI INCOME FUND

ANNUAL REPORT • AUGUST 31, 2011

Fund Type

Municipal bond

Objective

Maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

October 14, 2011

Dear Shareholder:

We hope you find the annual report for the Prudential California Muni Income Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential California Muni Income Fund

Prudential California Muni Income Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares). Gross operating expenses: Class A, 0.97%; Class B, 1.17%; Class C, 1.67%; Class Z, 0.67%. Net operating expenses: Class A, 0.92%; Class B, 1.17%; Class C, 1.58%; Class Z, 0.67%, after contractual reduction through 12/31/2012 for Class A shares and 12/31/2010 for Class C shares.

Cumulative Total Returns (Without Sales Charges) as of 8/31/11
	One Year	Five Years	Ten Years
Class A	1.48%	21.66%	51.44%
Class B	1.24	20.16	47.73
Class C	0.81	18.53	43.91
Class Z	1.74	23.27	55.51
Barclays Capital Municipal Bond Index	2.66	27.28	62.09
Lipper California (CA) Muni Debt Funds Avg.	1.30	16.62	45.18

Average Annual Total Returns (With Sales Charges) as of 9/30/11
	One Year	Five Years	Ten Years
Class A	–0.97%	3.38%	4.04%
Class B	–2.12	3.80	4.21
Class C	1.37	3.68	3.93
Class Z	3.32	4.50	4.73
Barclays Capital Municipal Bond Index	3.88	5.01	5.09
Lipper California (CA) Muni Debt Funds Avg.	2.94	3.31	4.01

Average Annual Total Returns (With Sales Charges) as of 8/31/11
	One Year	Five Years	Ten Years
Class A	–2.58%	3.15%	3.81%
Class B	–3.61	3.58	3.98
Class C	–0.15	3.46	3.71
Class Z	1.74	4.27	4.51

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Average Annual Total Returns (Without Sales Charges) as of 8/31/11
	One Year	Five Years	Ten Years
Class A	1.48%	4.00%	4.24%
Class B	1.24	3.74	3.98
Class C	0.81	3.46	3.71
Class Z	1.74	4.27	4.51

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential California Muni Income Fund (Class A shares) with a similar investment in the Barclays Capital Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 2001) and the account values at the end of the current fiscal year (August 31, 2011), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2011, the returns shown in the graph and for Class A shares in the tables would have been lower.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes or an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Prudential California Muni Income Fund	3

Your Fund’s Performance (continued)

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Under certain limited circumstances, an exchange may be made from Class A shares to Class Z shares of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of up to 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for 12 months from the date of purchase and the annual 12b-1 fee will remain up to 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Barclays Capital Municipal Bond Index

The Barclays Capital Municipal Bond Index (the Index) is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

Lipper California (CA) Muni Debt Funds Average

The Lipper CA Muni Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper CA Muni Debt Funds category for the periods noted. Funds in the Lipper Average limit their assets to those securities that are exempt from taxation in California.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Issues expressed as a percentage of net assets as of 8/31/11
Southern California Pub. Pwr. Auth. Rev., Palo Verde Proj., Ser. C, A.M.B.A.C., E.T.M., Rfdg., C.A.B.S., 7/01/16, 2.180%	7.0%
Sacramento City Fin. Auth., Tax Alloc. Comb. Proj., Ser. B, C.A.B.S., N.A.T.L., 11/01/16, 4.470%	2.3
Sacramento City Fin. Auth., Ser. B, C.A.B.S., N.A.T.L., 11/01/17, 4.940%	2.1
Long Beach Hbr. Rev., Rfdg., Ser. A, A.M.T., N.A.T.L., 5/15/19, 6.000%	1.8
Los Angeles Calif. Cmnty. College Dist., 2003 Election, Ser. F-1, GO, 8/01/33, 5.000%	1.7

Issues are subject to change.

Distributions and Yields as of 8/31/11
	Total Distributions Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent 30-Day Yield* at Federal Tax Rates of
			33%	35%
Class A	$0.47	3.50%	5.78%	5.95%
Class B	0.44	3.39	5.59	5.77
Class C	0.40	2.89	4.77	4.92
Class Z	0.50	3.89	6.42	6.62

* Taxable equivalent yields reflect federal and applicable state tax rates.

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Credit Quality* expressed as a percentage of net assets as of 8/31/11
Aaa	4.3%
Aa	26.4
A	37.7
Baa	20.5
Ba	0.5
Not Rated	10.0
Total Investments	99.4
Other assets in excess of liabilities	0.6
Net Assets	100%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit quality is subject to change.

Prudential California Muni Income Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential California Muni Income Fund Class A shares posted a 1.48% total return for the year ended August 31, 2011, underperforming the 2.66% total return of the Barclays Capital Municipal Bond Index (the Index), but outperforming the 1.30% total return of the Lipper California Municipal Debt Funds Average.

How is the Fund managed?

Prudential Fixed Income manages the Fund, which normally invests so that at least 80% of its investment income will be exempt from California state and federal income taxes, or the Fund will invest at least 80% of its investable assets in California obligations. The Fund, which invests primarily in bonds of California issuers, tracks the broader municipal bond market. The Fund’s investments permitted by this policy may include certain municipal bonds whose interest is subject to the federal alternative minimum tax (AMT).

Research is crucial to the Fund’s investment process. Senior investment professionals develop a quarterly market outlook that provides an overall view of the economy, interest rates, and risk levels in the major bond markets. In deciding which bonds to buy and sell, portfolio managers work closely with a team of five credit research analysts, three of whom have more than 15 years of experience analyzing tax-exempt bonds.

What were conditions like in the municipal bond market?

The municipal bond market performed poorly in the first half of the reporting period, but rebounded in the second half.

•

Several factors pressured municipal bond prices in the first half of the period. The near-record low level of yields early in the period discouraged investor demand for tax-exempt bonds. During the fourth quarter of 2010, anticipation that the Build America Bond program would expire at the end of that year led investors to believe that, without the subsidy program, tax-exempt issuance would swell in 2011. Also, negative headlines concerning the heightened risk of defaults adversely affected the municipal bond market.

•

Conditions improved in the second half of the period, with the perception that the market was oversold. The anticipated overload in supply did not materialize. State government elections in 2010 ushered in a new round of austerity measures to balance state budgets in light of difficult economic conditions. Therefore, issuing new bonds was not a high priority. Fears over mass defaults abated, and as economic headwinds intensified, investors worried less about inflation and more about the prospect of a double-dip recession. They sought safety in U.S. Treasury securities, which lifted municipal bonds as well.

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How did the California tax-exempt bond market perform?

The California municipal bond market slightly underperformed the broader tax-exempt market for the reporting period.

•

California’s credit quality continues to be pressured by its strained financial position. Favorably, the fiscal 2012 budget was enacted on time (the second on-time budget in the past 25 years), and reflects progress toward resolving the state’s historic structural operating deficits.

•

The budget closed a sizable $26.6 billion gap stemming in part from the expiration of federal stimulus and temporary tax and fee increases enacted during the recession. Budget solutions included significant recurring expenditure cuts totaling $15 billion.

•

The budget anticipates projected growth in most major state revenue sources, in line with expectations for continued modest economic recovery. This includes $4 billion added after release of the May budget revision reflecting better than expected performance in the final months of fiscal 2011.

How was the Fund affected by its sector allocation strategy?

The Fund maintained a portfolio of bonds drawn from transportation, healthcare, general obligation (GO) bonds, and other sectors of the California tax-exempt market in order to spread risk.

•

The Fund remained overweight in California revenue bonds and underweight in GO bonds, relative to the Index. A revenue bond is typically backed by money from a specific project or system, while a GO bond is typically backed by the taxing authority of a state or municipality. The Fund usually emphasizes revenue bonds for their attractive yields. However, this strategy detracted from the Fund’s performance versus the Index, since revenue bonds underperformed GOs for the period in an increasingly risk-averse environment. The Fund was also overweight in healthcare bonds, which modestly outperformed the Index, and helped performance.

•

The Fund’s largest sector concentration continued to be in special tax/assessment district bonds, which are used to help finance the development of public infrastructure for residential communities in California. Interest and principal on the bonds are paid by special taxes levied on parcels of land. Exposure to this sector detracted from performance relative to the Index in the first quarter of 2011 due to a significant increase in the supply of tax allocation bonds. Issuers rushed these deals to market in response to efforts to abolish redevelopment agencies in California. Prudential Fixed Income maintained its conviction in this sector as the Fund emphasized bonds of well established districts and avoided districts in the early stages of development.

Prudential California Muni Income Fund	7

Strategy and Performance Overview (continued)

•

Pre-refunded bonds experienced modest returns overall, but pre-refunded bonds with intermediate maturities stood out. The Fund was overweight in pre-refunded bonds with shorter maturities, which detracted from performance. A municipal bond becomes pre-refunded when its issuer takes advantage of a decline in yields by issuing new bonds with lower interest rates. Proceeds from the new bonds are used to purchase special federal government securities held in an escrow account. Their cash flow pays interest on the pre-refunded bonds until a predetermined date when the bonds are retired prior to their original maturity. This process may reduce an issuer’s costs, and the pre-refunded bonds are often rated AAA.

•

Since pre-refunded municipal bonds are backed by special federal government securities, their AAA rating was lowered when S&P downgraded the long-term debt rating of the U.S. to AA+ from AAA. However, their prices were not negatively affected.

•

An overweight in lower investment grade municipal bonds (Baa or BBB rating categories) hurt performance, since these debt securities underperformed higher quality municipal securities. However, the Fund maintained its conviction in lower investment grade securities because of their comparatively attractive yields and their potential to enhance performance, based on Prudential Fixed Income’s selective internal research process. Also, the Fund’s position in a non-rated position that defaulted during the reporting period hindered performance.

•

Good security selection in the corporate-backed municipal bonds sector helped performance, despite the sector’s lackluster performance. Corporate-backed bonds are backed by the credit of the corporate buyer, rather than the municipality. They are used to finance projects that involve projects such as pollution control facilities or industrial plants.

What else had a key impact on the Fund’s performance?

•

The Fund was slightly overweight in tobacco bonds, which negatively affected performance. Such bonds are backed by payments from tobacco companies participating in the Master Settlement Agreement signed in 1998. The firms make yearly payments to reimburse states for some of the costs of treating patients with diseases caused by smoking. Standard & Poor’s Ratings Services downgraded several tobacco-linked bonds to below investment grade in November 2010, causing a sharp selloff in the sector. Though bond prices began to rebound later in the period, the sector still posted a loss, detracting from the Fund’s return.

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•

The Fund had a considerable exposure to long-term municipal bonds that would normally have left it more vulnerable to an unexpected rise in interest rates that would pressure bond prices. (Bond prices move inversely to interest rates, and prices of longer-term bonds decline more for a given rise in rates than prices of shorter-term bonds.) However, the Fund used futures contracts on the five-, 10-, and 30-year U.S. Treasurys to shorten the portfolio’s duration, which lessened its sensitivity to changes in the level of rates. Overall, this strategy had a slightly negative impact on performance.

Prudential California Muni Income Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2011, at the beginning of the period, and held through the six-month period ended August 31, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential California Muni Income Fund		Beginning Account Value March 1, 2011	Ending Account Value August 31, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,068.20	0.94%	$4.90
	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79

Class B	Actual	$1,000.00	$1,066.90	1.19%	$6.20
	Hypothetical	$1,000.00	$1,019.21	1.19%	$6.06

Class C	Actual	$1,000.00	$1,064.20	1.60%	$8.32
	Hypothetical	$1,000.00	$1,017.14	1.60%	$8.13

Class Z	Actual	$1,000.00	$1,070.60	0.69%	$3.60
	Hypothetical	$1,000.00	$1,021.73	0.69%	$3.52

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2011, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential California Muni Income Fund	11

Portfolio of Investments

as of August 31, 2011

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS 98.2%

Municipal Bonds
Abag Fin. Auth. For Nonprofit Corp. Rev., San Diego Hosp. Assoc., Ser. C	A2	5.375%	03/01/21	$1,665	$1,725,939
Sharp Healthcare	A2	6.250	08/01/39	1,000	1,059,400
California County Tobacco Securitization Agy., Rev., Tobacco Conv. Bonds	Baa3	5.250	06/01/21	915	832,019
Tobacco Conv. Bonds	NR	5.100	06/01/28	1,035	827,037
California Edl. Facs. Auth. Rev., Loyola Marymount Univ., Ser. A	A2	5.125	10/01/40	1,000	1,011,500
California Health Facs. Fing. Auth. Rev., Catholic Healthcare West, Ser. A	A2	6.000	07/01/39	2,000	2,113,560
Episcopal Home, Ser. B	A-(c)	6.000	02/01/32	1,000	1,021,790
Providence Health, Ser. B	Aa2	5.500	10/01/39	1,500	1,551,315
Providence Health, Ser. C (Pre-refunded date 10/01/18)(b)	Aa2	6.500	10/01/38	20	26,357
Providence Health, Ser. C, Unrefunded Balance	Aa2	6.500	10/01/38	980	1,082,087
Scripps Health, Ser. A	Aa3	5.000	10/01/22	500	540,000
Scripps Health, Ser. A, Rfdg.	Aa3	5.000	11/15/36	1,000	997,080
St. Joseph Health Sys., Ser. A	A1	5.750	07/01/39	1,000	1,027,170
Stanford Hosp., Ser. A-3, Rfdg.	Aa3	5.500	11/15/40	500	518,945
Stanford Hosp., Ser. B, Rfdg.	Aa3	5.000	11/15/36	2,000	1,994,160
California Infrastructure & Econ. Dev. Rev., Bay Area Toll Brdgs. 1st Lien (Pre-refunded date 01/01/28)(b)(d)	Aaa	5.000	07/01/33	1,700	2,131,392
Bk. Rev. & Econ. Dev. Walt. Dis. Fam. Musm., Walt & Lilly Disney	A1	5.250	02/01/38	2,000	2,017,240

See Notes to Financial Statements.

Prudential California Muni Income Fund	13

Portfolio of Investments

as of August 31, 2011 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Municipal Bonds (cont’d.)
California Municipal Fin. Auth. Ed. Rev., Amern. Heritage Ed. Foundation Proj., Ser. A	BBB-(c)	5.250%	06/01/26	$1,100	$967,835
California Municipal Fin. Auth. Rev., Eisenhower Med. Ctr., Ser. A	Baa1	5.750	07/01/40	500	493,030
California Poll. Ctrl. Fin. Auth. Wtr. Facs. Rev., Amern. Wtr. Cap. Corp. Proj., 144A	Baa2	5.250	08/01/40	1,250	1,204,950
California Rural Home Mtge. Fin. Auth., Sngl. Fam. Mtge. Rev., Mtge. Bkd. Secs., Ser. D, F.N.M.A., G.N.M.A., A.M.T.	A-(c)	6.000	12/01/31	25	25,343
California St. Dept. Wtr. Res. Pwr. Rev., Central VY Proj., Ser. A	Aa1	5.000	12/01/29	2,000	2,163,860
Central VY Proj., Ser. AF	Aa1	5.000	12/01/29	1,500	1,627,890
California St. Pub. Wks. Brd. Lease Rev., Dept. General Service, Ser. J	A2	5.250	06/01/28	750	755,625
Var. Cap. Proj., Ser. G-1	A2	5.750	10/01/30	750	786,480
Var. Cap. Proj., Sub. Ser. I-1	A2	6.375	11/01/34	750	814,200
California St., GO Unrefunded Balance	A1	5.500	04/01/30	5	5,280
Var. Purp., GO	A1	5.000	10/01/29	1,500	1,557,510
Var. Purp., GO	A1	5.250	11/01/40	750	761,393
Var. Purp., GO	A1	5.500	11/01/39	1,000	1,038,550
Var. Purp., GO	A1	5.500	03/01/40	2,000	2,079,800
Var. Purp., GO	A1	6.000	03/01/33	2,750	3,102,880
Var. Purp., GO	A1	6.000	04/01/38	3,000	3,270,210
Var. Purp., GO	A1	6.000	11/01/39	1,500	1,640,445
California Statewide Cmntys. Dev. Auth. Rev., Cottage Health	A+(c)	5.000	11/01/40	1,600	1,510,896
Irvine LLC, UCI East Rfdg.	Baa2	5.000	05/15/32	2,000	1,753,760
John Muir Health	A1	5.125	07/01/39	750	722,505
Polytechnic Sch.	A1	5.000	12/01/34	2,000	2,030,920

See Notes to Financial Statements.

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Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Municipal Bonds (cont’d.)
Sch. Fac. Rev., Aspire Pub. Schs.	NR	6.000%	07/01/30	$1,000	$985,490
Spl. Tax No. 97-1, C.A.B.S.(f)	NR	6.690	09/01/22	4,020	1,949,218
Sr. Living-Southn. Calif. Presbyterian Homes	BBB(c)	7.250	11/15/41	500	535,625
Sutter Health, Ser. A	Aa3	6.000	08/15/42	2,000	2,151,880
Windrush Sch. (original cost $1,000,000; purchased 07/26/07)(g)(h)(j)	NR	5.500	07/01/37	1,000	726,030
Chico Redev. Agy. Tax Alloc., Chico Amended & Merged Redev., A.M.B.A.C.	A+(c)	5.000	04/01/30	2,445	2,239,791
Chula Vista Calif. Indl. Dev. Rev., San Diego Gas-D-Rmkt.	Aa3	5.875	01/01/34	1,000	1,095,210
Chula Vista Dev. Agy. Rev., Rfdg. Tax Alloc. Sub. Bayfront, Ser. B	NR	5.250	10/01/27	1,540	1,291,382
Coronado Cmnty. Dev. Agy. Tax. Alloc., Dev. Proj., A.M.B.A.C.	AA-(c)	5.000	09/01/24	2,000	2,036,460
Corona-Norco Uni. Sch. Dist. Spl. Tax Cmnty. Facs. Dist. No. 98-1, N.A.T.L.	Baa1	5.000	09/01/22	1,060	1,023,472
El Dorado Cnty., Spl. Tax, Cmnty. Facs., Dist. No. 92-1	NR	6.125	09/01/16	880	881,337
Dist. No. 92-1	NR	6.250	09/01/29	475	468,944
El Dorado Irr. Dist. Partn., Ser. A, A.G.C., C.O.P.	Aa3	5.750	08/01/39	1,000	1,023,890
Elsinore Valley Municipal Wtr. Dist., C.O.P., B.H.A.C.	Aa1	5.000	07/01/29	750	797,647
Folsom Spl.Tax, Cmnty. Facs., Dist. No. 7, Broadstone	NR	6.000	09/01/24	2,450	2,450,000
Foothill-De Anza Cmnty. College Dist., Ser. C, GO	Aaa	5.000	08/01/40	1,250	1,317,925
Foothill/Eastern Trans. Corr. Agy. Rev., Toll Rd., C.A.B.S.	Baa3	5.875	01/15/28	2,890	2,837,662

See Notes to Financial Statements.

Prudential California Muni Income Fund	15

Portfolio of Investments

as of August 31, 2011 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Municipal Bonds (cont’d.)
Glendale Redev. Agy. Tax Alloc., Central Glendale Redev. Proj., N.A.T.L.	Baa1	5.250%	12/01/19	$3,275	$3,344,070
Golden St. Tobacco Securitization Rev., Asset-Bkd., Ser. 2003-A-1 (Pre-refunded date 06/01/13)(b)	Aaa	6.750	06/01/39	2,700	2,994,273
Asset Bkd., Ser. A-1	Baa3	5.750	06/01/47	2,500	1,762,975
Enhanced Asset Bkd., Ser. A	A2	5.000	06/01/45	1,000	878,010
Ser. A., C.A.B.S., A.M.B.A.C.	A2	4.600	06/01/23	3,000	2,901,120
Golden West Sch. Fin. Auth. Rev., Rfdg. Ser. A., C.A.B.S., N.A.T.L.(f)	Baa1	5.300	02/01/19	2,110	1,438,450
Guam Govt., Ltd. Oblig. Rev., Section 30, Ser. A	BBB-(c)	5.750	12/01/34	500	503,210
La Mesa-Spring Valley Sch. Dist., GO, Election of 2002, Ser. B, C.A.B.S., N.A.T.L.(f)	Aa3	5.550	08/01/23	2,000	1,041,500
La Quinta Redev. Agy. Tax Alloc., Rfdg. Proj. Area No. 1, N.A.T.L.	Baa1	7.300	09/01/11	1,000	1,000,000
Lincoln Impt. Bond Act of 1915, Pub. Rev., Fin. Auth., Twelve Bridges	NR	6.200	09/02/25	2,525	2,525,480
Long Beach Hbr. Rev., Rfdg., Ser. A, A.M.T., N.A.T.L.	Aa2	6.000	05/15/19	3,000	3,614,940
Long Beach Redev. Agy., Dist. No. 3, Spl. Tax Rev., Pine Ave.	NR	6.375	09/01/23	2,650	2,650,106
Los Angeles Calif. Cmnty. College Dist., 2003 Election, Ser. F-1, GO	Aa1	5.000	08/01/33	3,250	3,378,830
2008 Election, Ser. A, GO	Aa1	6.000	08/01/33	2,000	2,267,620
2008 Election, Ser. C, GO	Aa1	5.250	08/01/39	750	805,732
Los Angeles Calif. Dept. Arpts. Rev., Ser. A	Aa3	5.000	05/15/34	1,000	1,029,560
Los Angeles Dept. of Wtr. & Pwr. Rev., Ser. A	Aa3	5.000	07/01/39	1,000	1,035,300

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Municipal Bonds (cont’d.)
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev., Ser. A	Aa2	5.375%	07/01/38	$1,530	$1,633,413
Metro. Wtr. Dist. of Southern Calif. Wtrwks. Rev., Linked, S.A.V.R.S., R.I.B.S.	Aa1	5.750	08/10/18	2,000	2,380,180
Unrefunded Balance Ser. A	Aa1	5.750	07/01/21	2,240	2,726,237
M-S-R Energy Auth., Calif., Ser. A	A(c)	6.500	11/01/39	1,000	1,060,390
Ontario Special Assessment Impt. Bond Act of 1915, Assmt. Dist. 100C, Cmnty. Ctr. III	NR	8.000	09/02/11	115	115,016
Palomar Pomerado Healthcare Dist. Calif. Ctfs. Partn.	Baa3	6.000	11/01/41	1,200	1,119,468
Perris Cmnty. Facs. Dist., Spec. Tax No. 01-2 Avalon, Ser. A	NR	6.250	09/01/23	2,000	2,036,000
Pico Rivera Wtr. Auth. Rev., Wtr. Sys. Proj., Ser. A, N.A.T.L.	Baa1	5.500	05/01/29	1,500	1,540,320
Pittsburg Redev. Agy. Tax Alloc., Los Medanos Cmnty. Dev. Proj., A.M.B.A.C., C.A.B.S.(f)	A+(c)	6.980	08/01/26	1,375	502,741
Ser. B, A.G.C., (Pre-refunded date 08/01/13)(b)	Aa3	5.800	08/01/34	1,700	1,908,386
Port Oakland, Inter. Lien, Ser. A, N.A.T.L., A.M.T., Rfdg.	A3	5.000	11/01/29	3,000	2,888,850
Port of Oakland Rfdg. A.M.T. Ser. O	A2	5.125	05/01/30	1,000	991,040
Puerto Rico Comnwlth., Rfdg. Pub. Impt., Ser. C, GO	Baa1	6.000	07/01/39	400	403,188
Puerto Rico Elec. Pwr. Auth. Rev., Ser. XX	A3	5.250	07/01/40	1,000	969,600
Puerto Rico Pub. Bldgs. Auth. Rev., Gtd. Rfdg., Govt. Fasc., Ser. P	Baa1	6.750	07/01/36	250	276,343
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev., First Sub., Ser. A	A1	5.500	08/01/42	750	759,533

See Notes to Financial Statements.

Prudential California Muni Income Fund	17

Portfolio of Investments

as of August 31, 2011 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Municipal Bonds (cont’d.)
First Sub., Ser. A	A1	5.750%	08/01/37	$400	$413,848
First Sub., Ser. A	A1	6.000	08/01/42	700	739,179
Rancho Mirage Jt. Pwrs. Fing. Auth. Rev., Eisenhower Med. Ctr., Ser. A	Baa1	5.000	07/01/47	2,500	2,119,100
Redding Elec. Sys. Rev., C.O.P. Linked S.A.V.R.S. R.I.B.S., N.A.T.L., E.T.M.(b)	Baa1	6.368	07/01/22	90	110,386
N.A.T.L., E.T.M.(b)(e)(h)(i)	Baa1	12.132	07/01/22	2,175	3,160,318
Riverside Cnty. Calif. Redev. Agy. Tax Alloc., Intst. 215 Corridor, Ser. E	Baa2	6.500	10/01/40	1,000	1,031,030
Rocklin Uni. Sch. Dist., Ser. C, GO, C.A.B.S., N.A.T.L.(f)	Baa1	3.610	08/01/16	1,400	1,175,930
Sacramento City Fin. Auth., Ser. B, C.A.B.S., N.A.T.L.(f)	Baa1	4.940	11/01/17	5,695	4,229,278
Tax Alloc. Comb. Proj., Ser. B, C.A.B.S., N.A.T.L.(f)	Baa1	4.470	11/01/16	5,700	4,535,604
Sacramento Cnty. Santn. Dist. Fing. Auth. Rev., Var.-Regl., Ser. B, N.A.T.L.(e)	Aa3	0.700	12/01/35	1,000	702,720
San Bernardino Cmnty. College Dist., Election 2002, Ser. A, GO	Aa2	6.250	08/01/33	1,750	1,981,280
San Buenaventura CA Cmnty. Mem. Hlth. Sys.	Ba2	7.500	12/01/41	500	493,440
Cmnty. Mem. Hlth. Sys.	Ba2	8.000	12/01/26	500	530,795
San Diego Community College Dist., GO, Election 2006	Aa1	5.000	08/01/41	1,500	1,566,735
San Diego Redev., Agy., Tax Alloc., North Bay Redev.	A3	5.875	09/01/29	3,000	3,000,180
San Diego Regl. Bldg. Auth. Lease Rev., Ctny. Operations Ctr. & Annex A	Aa3	5.375	02/01/36	1,000	1,058,500
San Diego Uni. Sch. Dist., Election of 1998, Ser. B, GO, N.A.T.L.	Aa1	6.000	07/01/19	1,000	1,258,900

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Municipal Bonds (cont’d.)
San Francisco Calif. City & Cnty. Arpts. Commn. Int’l. Arpt., Rev., Second Ser., Ser. F	A1	5.000%	05/01/40	$1,000	$1,013,270
San Francisco Calif. City & Cnty Airports Commission Ref. A.M.T. Second Ser. C	A1	5.000	05/01/25	1,555	1,584,747
Ref. A.M.T. Second Ser. F	A1	5.000	05/01/28	1,000	996,570
San Francisco Calif. City & Cnty. Redev. Fing. Auth. Tax Alloc. Mission Bay North Redev., Ser. C	A-(c)	6.500	08/01/39	1,000	1,010,980
San Jose Calif. Redev. Agy. Tax Alloc., Rfdg., Merged Area Redev. Proj., Hsgset. Aside, Ser. A-1	A2	5.500	08/01/35	1,000	936,880
San Jose Calif. Library & Park Proj., GO	Aaa	5.000	09/01/33	2,200	2,301,860
San Jose Evergreen Cmnty. College Dist. Election 2004, Ser. B, A.G.C., GO(f)	Aa1	3.350	09/01/17	1,000	820,730
San Leandro Cmnty. Facs., Spl. Tax, Dist. No.1	NR	6.500	09/01/25	2,160	2,160,734
San Mateo Cnty. Calif. Jt. Pwrs. Fin. Auth.	Aa2	5.000	07/15/33	1,000	1,009,790
Santa Margarita Dana Point Auth. Impt. Rev., Dists., 3, 3A, 4, 4A, Ser. B, N.A.T.L.	Baa1	7.250	08/01/14	2,000	2,270,460
Santa Maria Joint Union H.S. Dist., Election of 2004, C.A.B.S., GO, N.A.T.L.(f)	Aa3	6.420	08/01/29	1,250	403,050
Santa Monica Cmnty. College Dist. Election 2002, Ser. A, GO, N.A.T.L., C.A.B.S.(f)	Aa1	5.900	08/01/28	1,055	399,866
South Bayside Waste Mgmt. Auth. Calif. Solid Waste Enterprise Shoreway Environmental	A3	6.000	09/01/36	500	515,680

See Notes to Financial Statements.

Prudential California Muni Income Fund	19

Portfolio of Investments

as of August 31, 2011 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Municipal Bonds (cont’d.)
Southern California Pub. Pwr. Auth. Rev., Palo Verde Proj., Ser. C, A.M.B.A.C., E.T.M., Rfdg., C.A.B.S.(b)(f)	A1	2.180%	07/01/16	$15,660	$14,102,926
PNC G.I.C. Proj. Rev.	A2	6.750	07/01/13	1,000	1,100,800
Tobacco Securitization Auth. Northn. Calif. Rev., Asset-Bkd. Tobacco Settlement, Ser. A	Baa3	5.500	06/01/45	2,000	1,239,320
Torrance Hosp. Rev., Torrance Mem. Med. Ctr., Ser. A	A2	5.000	09/01/40	1,000	940,330
Ser. A	A2	6.000	06/01/22	2,000	2,026,220
Tuolumne Wind Proj. Auth. Calif. Rev., Tuolumne Co. Proj., Ser. A	A2	5.625	01/01/29	1,000	1,091,060
Tustin Calif. Cmnty. Redev. Agy. Tax Alloc. Tustin Redev. Proj. Area	A(c)	5.000	09/01/40	1,000	893,480
University Calif. Rev., Gen., Ser. O	Aa1	5.750	05/15/34	1,250	1,382,400
Ser. Q	Aa1	5.000	05/15/34	1,000	1,032,100
UCLA Med. Ctr., Ser. A, A.M.B.A.C. Unrefunded Bal.	NR	5.250	05/15/30	1,000	980,080
Ventura Cnty. Calif. Cmnty. College, GO	Aa2	5.500	08/01/33	2,000	2,158,320
Virgin Islands Pub. Fin. Auth. Rev., Matching Fd. Ln., Diago, Ser. A	Baa3	6.750	10/01/37	250	264,643

Total long-term investments (cost $188,932,956)					197,827,716

SHORT-TERM INVESTMENTS 1.2%

Municipal Bonds
California St. Econ. Recovery, Ser. C-2, Var. Rmkt, F.R.D.D(e)	VMIG1	0.100	07/01/23	1,350	1,350,000

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

SHORT-TERM INVESTMENTS (Continued)

Municipal Bonds (cont’d.)
Ser. C-4, F.R.D.D.(e)	VMIG1	0.100%	07/01/23	$1,000	$1,000,000

Total short-term investments (cost $2,350,000)					2,350,000

Total Investments 99.4% (cost $191,282,956; Note 5)					200,177,716
Other assets in excess of liabilities(k) 0.6%					1,269,369

Net Assets 100.0%					$201,447,085

*	The ratings reflected are as of August 31, 2011. Ratings of certain bonds may have changed subsequent to that date.
†	The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.
(a)	The following abbreviations are used in portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

A.G.C.—Assured Guaranty Corp.

A.M.B.A.C.—American Municipal Bond Assurance Corp.

A.M.T.—Alternative Minimum Tax.

B.H.A.C.—Berkshire Hathaway Assurance Corp.

C.A.B.S.—Capital Appreciation Bonds.

C.O.P.—Certificates of Participation.

E.T.M.—Escrowed to Maturity.

F.N.M.A.—Federal National Mortgage Association.

F.R.D.D.—Floating Rate Daily Demand Note.

G.I.C.—Group Insurance Commission.

G.N.M.A.—Government National Mortgage Association.

GO—General Obligation.

IDB—Industrial Development Bond.

N.A.T.L.—National Public Finance Guaranty Corp.

NR—Not Rated by Moody’s or Standard & Poor’s.

PCR—Pollution Control Revenue.

R.I.B.S.—Residual Interest Bonds.

S.A.V.R.S.—Select Auction Variable Rate Securities.

(b)	All or partial escrowed to maturity and pre-refunded securities are secured by escrowed cash and/or U.S. guaranteed obligations.
(c)	Standard & Poor’s Rating.
(d)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(e)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2011.

See Notes to Financial Statements.

Prudential California Muni Income Fund	21

Portfolio of Investments

as of August 31, 2011 continued

(f)	Represents zero coupon bond. Rate shown reflects the effective yield at August 31, 2011.
(g)	Indicates a restricted security; the aggregate original cost of such securities is $1,000,000. The aggregate value of $726,030 is approximately 0.4% of net assets.
(h)	Indicates a security that has been deemed illiquid.
(i)	Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at August 31, 2011.
(j)	Represents issuer in default on interest payments and/or principal repayment.
(k)	Other assets in excess of liabilities includes net unrealized appreciation on the following derivative contracts held at reporting period end:

Open futures contracts outstanding at August 31, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at August 31, 2011	Unrealized Appreciation
	Short Positions:
10	5 Year U.S. Treasury Notes	Dec. 2011	$1,226,856	$1,225,469	$1,387
18	10 Year U.S. Treasury Notes	Dec. 2011	2,328,722	2,322,562	6,160
17	U.S. Long Bonds	Dec. 2011	2,325,045	2,312,531	12,514

					$20,061

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

The following is a summary of the inputs used as of August 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Municipal Bonds	$—	$200,177,716	$—
Other Financial Instruments*
Futures Contracts	20,061	—	—

Total	$20,061	$200,177,716	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2011 were as follows:

Special Tax/Assessment District	23.5%
General Obligation	17.3
Healthcare	13.5
Pre-Refunded	12.1
Transportation	7.4
Water & Sewer	7.2
Education	4.8
Lease Backed Certificate of Participation	3.2
Power	2.6
Tobacco	2.3
Tobacco Appropriated	1.9
Short-Term Investments	1.2
Corporate Backed IDB & PCR	1.1
Other Muni	1.0
Solid Waste/Resource Recovery	0.3
Housing	0.0 *

99.4
Other assets in excess of liabilities	0.6

Net Assets	100.0%

Industry classification is subject to change.

*	Less than 0.05%

See Notes to Financial Statements.

Prudential California Muni Income Fund	23

Portfolio of Investments

as of August 31, 2011 continued

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with derivative instruments is interest rate risk.

The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker— variation margin	$20,061	*	—	—

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(407,112)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Interest rate contracts	$59,812

For the year ended August 31, 2011, the Fund’s average value at trade date for futures short positions was $7,091,289.

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Financial Statements

AUGUST 31, 2011	ANNUAL REPORT

Prudential California Muni Income Fund

Statement of Assets and Liabilities

as of August 31, 2011

Assets
Unaffiliated investments, at value (cost $191,282,956)	$200,177,716
Cash	83,434
Interest receivable	2,480,390
Receivable for Fund shares sold	1,090,421
Due from broker—variation margin	30,141
Prepaid expenses	3,787

Total assets	203,865,889

Liabilities
Payable for investments purchased	998,820
Dividends payable	699,399
Payable for Fund shares reacquired	463,043
Accrued expenses	102,178
Management fee payable	85,672
Distribution fee payable	50,296
Deferred trustees’ fees	16,180
Affiliated transfer agent fee payable	3,216

Total liabilities	2,418,804

Net assets	$201,447,085

Net assets were comprised of:
Shares of beneficial interest, at par	$194,247
Paid-in capital in excess of par	192,725,858

192,920,105
Undistributed net investment income	328,336
Accumulated net realized loss on investment and financial futures transactions	(716,177)
Net unrealized appreciation on investments and financial futures	8,914,821

Net assets, August 31, 2011	$201,447,085

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Class A
Net asset value and redemption price per share ($153,301,734 ÷ 14,783,255 shares of beneficial interest issued and outstanding)	$10.37
Maximum sales charge (4.00% of offering price)	0.43

Maximum offering price to public	$10.80

Class B
Net asset value, offering price and redemption price per share ($6,687,781 ÷ 644,894 shares of beneficial interest issued and outstanding)	$10.37

Class C
Net asset value, offering price and redemption price per share ($17,525,616 ÷ 1,689,965 shares of beneficial interest issued and outstanding)	$10.37

Class Z
Net asset value, offering price and redemption price per share ($23,931,954 ÷ 2,306,615 shares of beneficial interest issued and outstanding)	$10.38

See Notes to Financial Statements.

Prudential California Muni Income Fund	27

Statement of Operations

Year Ended August 31, 2011

Net Investment Income
Income
Unaffiliated interest income	$11,065,369

Expenses
Management fee	1,012,137
Distribution fee—Class A	397,150
Distribution fee—Class B	33,135
Distribution fee—Class C	159,869
Custodian’s fees and expenses	81,000
Transfer agent’s fees and expenses (including affiliated expense of $18,200) (Note 3)	81,000
Registration fees	57,000
Audit fee	33,000
Legal fees and expenses	31,000
Reports to shareholders	28,000
Trustees’ fees	16,000
Insurance	5,000
Miscellaneous	12,766

Total expenses	1,947,057
Less: Custodian fee credit (Note 1)	(103)

Net expenses	1,946,954

Net investment income	9,118,415

Realized And Unrealized Gain (Loss) On Investments
Net realized loss on:
Investment transactions	(4,065)
Financial futures transactions	(407,112)

(411,177)

Net change in unrealized appreciation (depreciation) on:
Investments	(7,345,473)
Financial futures contracts	59,812

(7,285,661)

Net loss on investments	(7,696,838)

Net Increase In Net Assets Resulting From Operations	$1,421,577

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Statement of Changes in Net Assets

	Year Ended August 31,
	2011	2010
Increase (Decrease) In Net Assets
Operations
Net investment income	$9,118,415	$9,690,644
Net realized loss on investment and financial futures transactions	(411,177)	(706,482)
Net change in unrealized appreciation (depreciation) on investments and financial futures	(7,285,661)	13,180,373

Net increase in net assets resulting from operations	1,421,577	22,164,535

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(7,329,531)	(7,829,414)
Class B	(289,181)	(329,000)
Class C	(696,200)	(670,614)
Class Z	(935,711)	(698,401)

	(9,250,623)	(9,527,429)

Distributions from net realized gains
Class A	—	(912,308)
Class B	—	(45,987)
Class C	—	(77,403)
Class Z	—	(56,061)

	—	(1,091,759)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	26,699,074	35,504,237
Net asset value of shares issued in reinvestment of dividends and distributions	7,242,038	8,120,652
Cost of shares reacquired	(47,629,930)	(36,988,539)

Net increase (decrease) in net assets from Fund share transactions	(13,688,818)	6,636,350

Capital Contributions (Note 6)
Proceeds from regulatory settlement	—	4,464

Total increase (decrease)	(21,517,864)	18,186,161

Net Assets:
Beginning of year	222,964,949	204,778,788

End of year(a)	$201,447,085	$222,964,949

(a) Includes undistributed net investment income of:	$328,336	$286,667

See Notes to Financial Statements.

Prudential California Muni Income Fund	29

Notes to Financial Statements

Prudential California Muni Income Fund (the “Fund”), is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Fund was organized as a Massachusetts business trust on May 18, 1984. The Fund commenced investment operations on December 3, 1990. The investment objective of the Fund is to maximize current income that is exempt from federal and California state income taxes, consistent with the preservation of capital.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available, pursuant to guidelines established by Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or for which the pricing service does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. Futures contracts and options thereon traded on an exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. When determining the fair value of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any

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available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities, which mature in more than sixty days, are valued at fair value.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial future contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures, there is a minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and guarantees the futures contracts against default.

Floating-Rate Notes Issued in Conjunction with Securities Held: The Fund may invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Certain securities may be leveraged,

Prudential California Muni Income Fund	31

Notes to Financial Statements

continued

whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Fund enters into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Fund transfers a fixed rate bond to a broker for cash. At the same time the Fund buys (receives) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Fund. The “trust” also issues floating rate notes (“floating rate notes”), which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Fund gives the Fund the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Fund thereby collapsing the trust. The Fund accounts for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Fund’s “Statement of Assets and Liabilities.” Interest expense related to the Fund’s liability in connection with the floating rate notes held by third parties is recorded as incurred. The interest expense is under the caption “interest expenses related to inverse floaters” in the Fund’s “Statement of Operations” and is also included in the Fund’s expense ratio. For the year ended August 31, 2011, the Fund did not enter into any Tender Option Bond Transactions.

The Fund may also invest in inverse floaters without transferring a fixed rate bond into a trust, which is not accounted for as funded leverage. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes. The Fund’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

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Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis as an adjustment to interest income. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management.

Net investment income or loss (other than distribution fees which are charged directly to the respective Class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares daily dividends from net investment income and pays monthly. Distributions of net capital gains, if any, are made at least annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulation and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Taxes: For federal income tax purposes, the Fund is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Prudential California Muni Income Fund	33

Notes to Financial Statements

continued

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50% of the Fund’s average daily net assets up to and including $1 billion and .45% of the Fund’s average daily net assets in excess of $1 billion. The effective management fee rate was .50% of the Fund’s average daily net assets for the year ended August 31, 2011.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees for Class A, Class B and Class C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, Class B and Class C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30%, .50% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended August 31, 2011, PIMS has contractually agreed to limit such fees to .25% of the Class A shares. Through December 31, 2010, PIMS had contractually agreed to limit such fees to .75% of the average daily net assets of Class C shares. The effective distribution fee rate for Class C was .91% for the year ended August 31, 2011.

PIMS has advised the Fund that it received $89,186 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2011. From

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these fees, PIMS paid a substantial part of such sales charges to affiliated broker-dealers which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that, for the year ended August 31, 2011, it received $25,135 and $7,012 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS and PIM are indirect wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Fund excluding short-term investments, for the year ended August 31, 2011 were $21,953,112 and $36,996,351, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and financial futures transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and financial futures transactions and paid-in capital in excess of par. For the year ended August 31, 2011, the adjustments were to increase undistributed net investment income by $173,877, increase accumulated net realized loss on investment and financial futures transactions by $173,882 and increase paid-in capital in excess of par by $5 due primarily to the difference in the treatment of accreting market discount between financial and tax reporting and other book to tax differences. Net investment income, net realized loss and net assets were not affected by this change.

Prudential California Muni Income Fund	35

Notes to Financial Statements

continued

Tax character of distributions paid during the year ended August 31, 2011 were:

Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains	Total Distributions
$192,514	$9,058,109	$ —	$9,250,623

Tax character of distributions paid during the year ended August 31, 2010 were:

Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains	Total Distributions
$717,307	$9,457,116	$444,765	$10,619,188

As of August 31, 2011, the components of distributable earnings on a tax basis were $897,034 of tax-exempt income (includes a timing difference of $699,399 for dividends payable), and $183,700 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2011 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$190,468,894	$13,774,161	$(4,065,339)	$9,708,822

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of accreting market discount for book and tax purposes.

For federal income tax purposes, the Fund had a capital loss carryforward as of August 31, 2011 of approximately $926,000 which expires in 2019. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to the taxable years beginning prior to the effective date of the Act may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

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The Fund has elected to treat post-October capital losses of approximately $621,000 as having been incurred in the following year (August 31, 2012).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 4%. All investors who purchase Class A shares in an amount of $1 million or more are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, if they sell these shares within 12 months of purchase, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares sold within 12 months of purchase are subject to a CDSC of 1%. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. In addition, under certain limited circumstances, an exchange may be made from Class A to Class Z shares of the Fund. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

During the fiscal year ended August 31, 2010, the Fund received $4,464 related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares. This amount is presented in the Statement of Changes in Net Assets. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

The Fund has authorized an unlimited number of shares of beneficial interest for each class at $.01 par value per share.

Prudential California Muni Income Fund	37

Notes to Financial Statements

continued

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended August 31, 2011:
Shares sold	697,644	$7,254,530
Shares issued in reinvestment of dividends	583,846	5,943,584
Shares reacquired	(2,876,157)	(28,983,788)

Net increase (decrease) in shares outstanding before conversion	(1,594,667)	(15,785,674)
Shares issued upon conversion from Class B	96,491	989,385
Shares reacquired upon conversion into Class Z	(199,321)	(2,026,801)

Net increase (decrease) in shares outstanding	(1,697,497)	$(16,823,090)

Year ended August 31, 2010:
Shares sold	1,089,609	$11,335,564
Shares issued in reinvestment of dividends and distributions	648,481	6,736,435
Shares reacquired	(2,270,254)	(23,547,622)

Net increase (decrease) in shares outstanding before conversion	(532,164)	(5,475,623)
Shares issued upon conversion from Class B	112,872	1,169,691

Net increase (decrease) in shares outstanding	(419,292)	$(4,305,932)

Class B
Year ended August 31, 2011:
Shares sold	144,071	$1,467,786
Shares issued in reinvestment of dividends	21,311	216,952
Shares reacquired	(119,490)	(1,200,057)

Net increase (decrease) in shares outstanding before conversion	45,892	484,681
Shares reacquired upon conversion into Class A	(96,437)	(989,385)

Net increase (decrease) in shares outstanding	(50,545)	$(504,704)

Year ended August 31, 2010:
Shares sold	154,342	$1,614,194
Shares issued in reinvestment of dividends and distributions	28,938	300,505
Shares reacquired	(248,983)	(2,576,758)

Net increase (decrease) in shares outstanding before conversion	(65,703)	(662,059)
Shares reacquired upon conversion into Class A	(112,789)	(1,169,691)

Net increase (decrease) in shares outstanding	(178,492)	$(1,831,750)

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Class C	Shares	Amount
Year ended August 31, 2011:
Shares sold	340,224	$3,495,560
Shares issued in reinvestment of dividends	49,842	507,823
Shares reacquired	(559,213)	(5,638,946)

Net increase (decrease) in shares outstanding	(169,147)	$(1,635,563)

Year ended August 31, 2010:
Shares sold	706,172	$7,333,116
Shares issued in reinvestment of dividends and distributions	53,867	559,973
Shares reacquired	(360,929)	(3,745,129)

Net increase (decrease) in shares outstanding	399,110	$4,147,960

Class Z
Year ended August 31, 2011:
Shares sold	1,430,270	$14,481,198
Shares issued in reinvestment of dividends	56,210	573,679
Shares reacquired	(1,172,220)	(11,807,139)

Net increase (decrease) in shares outstanding before conversion	314,260	3,247,738
Shares issued upon conversion from Class A	199,135	2,026,801

Net increase (decrease) in shares outstanding	513,395	$5,274,539

Year ended August 31, 2010:
Shares sold	1,468,430	$15,221,363
Shares issued in reinvestment of dividends and distributions	50,329	523,739
Shares reacquired	(687,292)	(7,119,030)

Net increase (decrease) in shares outstanding	831,467	$8,626,072

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $750 million for the period December 17, 2010 through December 16, 2011. The Funds pay an annualized commitment fee of 0.10% of the unused portion of the SCA. Prior to December 17, 2010, the Funds had another Syndicated Credit Agreement (the “Expired SCA”) of a $500 million commitment with an annualized commitment fee of 0.15% of the unused portion. Interest on any borrowings under these SCA’s is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended August 31, 2011.

Prudential California Muni Income Fund	39

Notes to Financial Statements

continued

Note 8. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. The objective of ASU No. 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU No. 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

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Financial Highlights

Class A Shares
	Year Ended August 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.70	$10.14	$10.37	$10.55	$10.94
Income (loss) from investment operations:
Net investment income	.46	.48	.47	.45	.47
Net realized and unrealized gain (loss) on investments and financial futures	(.32)	.60	(.20)	(.10)	(.30)
Total from investment operations	.14	1.08	.27	.35	.17
Less Dividends and Distributions:
Dividends from net investment income	(.47)	(.47)	(.46)	(.47)	(.46)
Distributions from net realized gains	-	(.05)	(.04)	(.06)	(.10)
Total dividends and distributions	(.47)	(.52)	(.50)	(.53)	(.56)
Capital Contributions	-	- (e)	-	-	-
Net asset value, end of year	$10.37	$10.70	$10.14	$10.37	$10.55
Total Return(a):	1.48%	10.96%	2.94%	3.31%	1.55%

Ratios/Supplemental Data:
Net assets, end of year (000)	$153,302	$176,414	$171,357	$190,613	$195,617
Average net assets (000)	$158,860	$173,193	$170,257	$192,969	$183,767
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	.92%	.90%	.89%	.87% (c)	.92% (c)
Expenses, excluding distribution and service (12b-1) fees	.67%	.65%	.64%	.62% (c)	.67% (c)
Net investment income	4.55%	4.60%	4.82%	4.23%	4.40%
For Class A, B, C and Z shares:
Portfolio turnover rate	11% (d)	19% (d)	30% (d)	41%	43%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to ..25% of the average daily net assets of the Class A shares.

(c) The expense ratio reflects the interest and fees expenses related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is .87% and .89% and the expense ratio excluding 12b-1 and interest expense and fees is .62% and .64% for the years ended August 31, 2008 and 2007, respectively.

(d) The portfolio turnover rate including variable rate demand notes was 27%, 38% and 53% for the years ended August 31, 2011, 2010 and 2009, respectively.

(e) Less than $.005 per share.

See Notes to Financial Statements.

Prudential California Muni Income Fund	41

Financial Highlights

continued

Class B Shares
	Year Ended August 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.70	$10.14	$10.37	$10.55	$10.94
Income (loss) from investment operations:
Net investment income	.44	.45	.45	.42	.45
Net realized and unrealized gain (loss) on investments and financial futures	(.33)	.60	(.20)	(.10)	(.30)
Total from investment operations	.11	1.05	.25	.32	.15
Less Dividends and Distributions:
Dividends from net investment income	(.44)	(.44)	(.44)	(.44)	(.44)
Distributions from net realized gains	-	(.05)	(.04)	(.06)	(.10)
Total dividends and distributions	(.44)	(.49)	(.48)	(.50)	(.54)
Capital Contributions	-	- (c)	-	-	-
Net asset value, end of year	$10.37	$10.70	$10.14	$10.37	$10.55
Total Return(a):	1.24%	10.68%	2.69%	3.06%	1.29%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,688	$7,444	$8,861	$13,283	$19,291
Average net assets (000)	$6,627	$7,692	$9,922	$15,408	$20,405
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.17%	1.15%	1.14%	1.12% (b)	1.17% (b)
Expenses, excluding distribution and service (12b-1) fees	.67%	.65%	.64%	.62% (b)	.67% (b)
Net investment income	4.30%	4.35%	4.57%	3.98%	4.13%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The expense ratio reflects the interest and fees expenses related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is 1.12% and 1.14% and the expense ratio excluding 12b-1 and interest expense and fees is .62% and .64% for the years ended August 31, 2008 and 2007, respectively.

(c) Less than $.005 per share.

See Notes to Financial Statements.

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Class C Shares
	Year Ended August 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.70	$10.14	$10.37	$10.55	$10.94
Income (loss) from investment operations:
Net investment income	.40	.43	.42	.40	.42
Net realized and unrealized gain (loss) on investments and financial futures	(.33)	.60	(.20)	(.10)	(.30)
Total from investment operations	.07	1.03	.22	.30	.12
Less Dividends and Distributions:
Dividends from net investment income	(.40)	(.42)	(.41)	(.42)	(.41)
Distributions from net realized gains	-	(.05)	(.04)	(.06)	(.10)
Total dividends and distributions	(.40)	(.47)	(.45)	(.48)	(.51)
Capital Contributions	-	- (d)	-	-	-
Net asset value, end of year	$10.37	$10.70	$10.14	$10.37	$10.55
Total Return(a):	.81%	10.42%	2.45%	2.82%	1.04%

Ratios/Supplemental Data:
Net assets, end of year (000)	$17,526	$19,902	$14,804	$12,094	$8,488
Average net assets (000)	$17,612	$16,699	$13,172	$9,567	$8,497
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.58%	1.40%	1.39%	1.37% (c)	1.42% (c)
Expenses, excluding distribution and service (12b-1) fees	.67%	.65%	.64%	.62% (c)	.67% (c)
Net investment income	3.88%	4.10%	4.32%	3.74%	3.90%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to ..75% of the average daily net assets of the Class C shares through December 31, 2010.

(c) The expense ratio reflects the interest and fees expenses related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is 1.37% and 1.39% and the expense ratio excluding 12b-1 and interest expense and fees is .62% and .64% for the years ended August 31, 2008 and 2007, respectively.

(d) Less than $.005 per share.

See Notes to Financial Statements.

Prudential California Muni Income Fund	43

Financial Highlights

continued

Class Z Shares
	Year Ended August 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.71	$10.14	$10.37	$10.56	$10.95
Income (loss) from investment operations:
Net investment income	.49	.50	.50	.48	.50
Net realized and unrealized gain (loss) on investments and financial futures	(.32)	.62	(.20)	(.11)	(.30)
Total from investment operations	.17	1.12	.30	.37	.20
Less Dividends and Distributions:
Dividends from net investment income	(.50)	(.50)	(.49)	(.50)	(.49)
Distributions from net realized gains	-	(.05)	(.04)	(.06)	(.10)
Total dividends and distributions	(.50)	(.55)	(.53)	(.56)	(.59)
Capital Contributions	-	- (c)	-	-	-
Net asset value, end of year	$10.38	$10.71	$10.14	$10.37	$10.56
Total Return(a):	1.74%	11.37%	3.21%	3.49%	1.80%

Ratios/Supplemental Data:
Net assets, end of year (000)	$23,932	$19,205	$9,757	$9,312	$5,636
Average net assets (000)	$19,328	$14,668	$8,616	$6,821	$5,566
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.67%	.65%	.64%	.62% (b)	.67% (b)
Expenses, excluding distribution and service (12b-1) fees	.67%	.65%	.64%	.62% (b)	.67% (b)
Net investment income	4.79%	4.84%	5.07%	4.50%	4.64%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The expense ratio reflects the interest and fees expenses related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is .62% and .64% and the expense ratio excluding 12b-1 and interest expense and fees is .62% and .64% for the years ended August 31, 2008 and 2007, respectively.

(c) Less than $.005 per share.

See Notes to Financial Statements.

44	Visit our website at www.prudentialfunds.com

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 6:

We have audited the accompanying statement of assets and liabilities of the Prudential California Muni Income Fund of Prudential Investment Portfolios 6 (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 24, 2011

Prudential California Muni Income Fund	45

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Fund’s fiscal year end (August 31, 2011) as to the federal income tax status of dividends and distributions paid during such fiscal year. We are advising you that during its fiscal year ended August 31, 2011, the Fund designates the maximum amount allowable per share, but not less than $0.46 per Class A shares, $0.43 per Class B shares, $0.39 per Class C shares and $0.49 per Class Z shares as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code. The Fund paid ordinary income dividends of $0.009 per Class A, B, C and Z shares, which are taxable as such.

In January 2012, you will be advised on IRS Form 1099 DIV and/or 1099 INT or substitute forms as to the federal tax status of the dividends and distributions received by you in calendar 2011.

46	Visit our website at www.prudentialfunds.com

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 58

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).

Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 58

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 58

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Prudential California Muni Income Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 58

Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (72) Board Member Portfolios Overseen: 58

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (63) Board Member & President Portfolios Overseen: 58

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; President, Chief Executive Officer (since May 2011) and Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; President, COO, CEO and Manager of PIFM Holdco, LLC (since April 2006); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 58

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1) The year in which each individual joined the Fund’s Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003, Stephen P. Munn, 2008; Richard A. Redeker, 1993; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential California Muni Income Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (53) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (53) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.

Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 1998; Jonathan D. Shain, 2004; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1996; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act) (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential California Muni Income Fund

Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of the Prudential California Muni Income Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 6-8, 2011 and approved the renewal of the agreements through July 31, 2012, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and 10-year periods ending December 31, 2010, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its

[1]	Prudential California Muni Income Fund is a series of Prudential Investment Portfolios 6.

Prudential California Muni Income Fund

Approval of Advisory Agreements (continued)

shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2011.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement with the Fund, and between PI and PIM, which serves as subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board requested and received information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadviser as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and the subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadviser’s portfolio managers who are responsible for the day-to-day management of the Fund. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board noted that the Fund’s gross performance in relation to its Peer Universe (the Lipper California Municipal Debt Funds Performance Universe) was in the first quartile for the three-, five-, and 10-year periods, and in the third quartile for the one-year period. The Board also noted that the Fund outperformed its benchmark index over the three-, five-, and 10-year periods, though it underperformed its benchmark index over the one-year period. The Board concluded that, in light of the Fund’s competitive performance over longer time periods, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s third quartile, and that the Fund’s total expenses ranked in the Expense Group’s fourth quartile. The Board also considered that the Fund’s fourth quartile ranking for total expenses was reflective, in part, of its relatively small asset size. The Board also considered that the Fund’s actual management fee was less than 1 basis point above the median of all funds included in the Expense Group. The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI during the year ended December 31, 2010 exceeded the management fees paid by PI, resulting in an operating loss to PI. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was

Prudential California Muni Income Fund

Approval of Advisory Agreements (continued)

reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus, by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential California Muni Income Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings as of the end of each calendar month is also available on the Fund’s website no sooner than approximately three business days prior to the end of the following month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL CALIFORNIA MUNI INCOME FUND

SHARE CLASS	A	B	C	Z
NASDAQ	PBCAX	PCAIX	PCICX	PCIZX
CUSIP	74440X100	74440X209	74440X308	74440X407

MF146E    0211393-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment
Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2011 and August 31, 2010, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $32,500 and $32,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2011 and 2010. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2011 and 2010 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 6

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	October 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date:	October 19, 2011

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	October 19, 2011